UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2009 (May 21, 2009)

TRI-ISTHMUS GROUP, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-30326	77-0557617
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 North Camden Drive #810 Beverly Hills, California	90210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 860-2501

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05: Amendment to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a) Not applicable.

(b) On May 21, 2009, the Board of Directors of Tri-Isthmus Group, Inc., a Delaware corporation (the “Registrant”), consented to a waiver of Section II.A.b of the Registrant’s Code of Ethics, allowing a transaction with Tatum, LLC whereby Tatum, LLC will provide Sarbanes-Oxley Consulting Services to the Registrant. The Registrant’s Chief Financial Officer, Donnie Parkerson, is a partner in Tatum, LLC.

(c) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-ISTHMUS GROUP, INC.

Date: May 21, 2009

By: /s/ David Hirschhorn
David Hirschhorn
Chief Executive Officer